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                                                       EXHIBIT C - EXHIBIT 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-17821.


                                        Arthur Andersen LLP



Minneapolis, Minnesota,
  November 11, 1997